Exhibit 10.1

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 30, 2024, is by and among FLUX POWER, INC., a California corporation (“Flux”), and FLUX POWER HOLDINGS, INC., a Nevada corporation (“Holdings” and, together with Flux, individually and collectively, jointly and severally, the “Borrower”), and GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into certain financing arrangements, pursuant to which, among other things, Lender may make loans and advances to Borrower, as set forth in that certain Loan and Security Agreement, dated as of July 28, 2023, by and among Borrower and Lender (as amended, restated, supplemented or modified from time to time, the “Loan Agreement” and together with all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, as amended, restated, supplemented or modified from time to time, collectively, the “Loan Documents”); and

WHEREAS, Borrower has requested that Lender agree to make certain modifications to the Loan Agreement, and Lender is willing to agree to make such modifications, subject to the terms and conditions and to the extent set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1. Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

2. Amendments to Loan Agreement. Effective as of the date hereof:

2.1 Section 1.1 of the Loan Agreement is amended by the addition of the following new definitions in the appropriate alphabetical order:

““Second Amendment” means the Amendment No. 2 to the Loan Agreement dated as of January 30, 2024 by and between Borrower and Lender.”

““Second Amendment Effective Date” means the date of the Second Amendment.”

2.2 The last paragraph of the definition of “Eligible Accounts” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“If invoices representing twenty-five percent (25%) or more of the unpaid net amount of all Accounts from any one Account Debtor are unpaid more than the maximum aging term set forth in clause (c) above, then all Accounts relating to such Account Debtor shall cease to be Eligible Accounts. Also, no more than forty percent (40%) (or fifty percent (50%) with respect to Eligible Accounts owing by each of Averest, Inc., Crown Equipment Corp., Industrial Battery & Charger, Inc., Toyota Material Handling Solutions, PepsiCo Inc., and The Raymond Corporation) of the total Eligible Accounts shall be from any one Account Debtor or the Affiliate of any one Account Debtor. Lender will establish Reserves for dilution of Accounts in such amounts as Lender shall determine from time to time.”

2.3 The definition of “Revolving Loan Commitment” appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Loan Commitment” shall mean SIXTEEN MILLION DOLLARS ($16,000,000).”

2.4 Section 3.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“3.6 Closing Fee.

(a) Borrower shall pay to Lender a non-refundable closing fee for the Revolving Loans in the amount of ONE HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS ($112,500) (“Closing Fee”). The Closing Fee shall be due and payable on or before the execution of this Agreement by the Borrower. The Closing Fee shall be deemed fully earned on the date of the initial Revolving Loan. The Closing Fee shall not be refundable for any reason.

(b) On the Second Amendment Effective Date, Borrower shall pay to Lender a non-refundable second amendment closing fee for the Revolving Loans in the amount of SEVEN THOUSAND FIVE HUNDRED DOLLARS ($7,500) (“Second Amendment Closing Fee”). The Second Amendment Closing Fee shall be due and payable on or before the Second Amendment Effective Date. The Second Amendment Closing Fee shall be deemed fully earned on the date of the Second Amendment Effective Date. The Second Amendment Closing Fee shall not be refundable for any reason.”

2.5 Section 10.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.1 Minimum EBITDA. At all times during a Financial Covenant Trigger Period, the Borrower shall have, on an aggregate basis, for each of the applicable periods set forth below, EBITDA of no less than (or in the case of any negative numbers below, which are indicated inside of parenthesis, worse than) the corresponding amount set forth below:

Trailing three-month period ending January 31, 2024	$(1,607,000)
Trailing three-month period ending February 29, 2024	$(1,607,000)
Trailing three-month period ending March 31, 2024	$(1,607,000)
Trailing three-month period ending April 30, 2024	$(568,000)
Trailing three-month period ending May 31, 2024	$(568,000)
Trailing three-month period ending June 30, 2024	$(568,000)
Trailing three-month period ending July 31, 2024	$(399,000)
Trailing three-month period ending August 31, 2024	$(399,000)
Trailing three-month period ending September 30, 2024	$(399,000)
Trailing three-month period ending October 31, 2024	$803,000
Trailing three-month period ending November 30, 2024	$803,000
Trailing three-month period ending December 31, 2024	$803,000
Trailing three-month period ending January 31, 2025	$367,000
Trailing three-month period ending February 28, 2025	$367,000
Trailing three-month period ending March 31, 2025	$367,000
Trailing three-month period ending April 30, 2025	$343,000
Trailing three-month period ending May 31, 2025	$343,000
Trailing three-month period ending June 30, 2025	$343,000
Trailing twelve-month period ending July 31, 2025 and ending on the last day of each month thereafter	$2,483,000 ”

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3. Amendment Fee. In consideration of the amendments made hereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, concurrently with the execution of this Agreement, Borrower shall pay to Lender an amendment fee in the amount of $10,000 (the “Amendment Fee”). The Amendment Fee is fully earned, due and payable on the date hereof and shall not be subject to rebate, refund or proration for any reason whatsoever.

4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

4.1 Amendment. Lender shall have received a counterpart of this Amendment duly executed by Borrower.

4.2 Amendment Fee. Lender shall have received the Amendment Fee.

4.3 Representations and Warranties. After giving effect to this Amendment, the representations and warranties of Borrower contained in the Loan Agreement, this Amendment and the other Loan Documents shall be true and correct on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

4.4 No Defaults. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

5. Provisions of General Application.

5.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

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5.2 Legal Expenses. Borrower shall pay on demand all fees and expenses incurred by Borrower in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

5.4 Merger. This Amendment and the documents executed in connection herewith represent the entire expression of the agreement of Borrower and Lender regarding the matters set forth herein. No modification, rescission, waiver, release or Amendment of any provision under the Loan Documents shall be made, except by a written agreement signed by Borrower and Lender.

5.5 Binding Effect; No Third-Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Amendment is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

5.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

5.7 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

5.8 Counterparts. This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Lender under this Amendment. This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment or notice.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:	FLUX POWER, INC.

By:
Name:
Title:

FLUX POWER HOLDINGS, INC.

By:
Name:
Title:

LENDER:	GIBRALTAR BUSINESS CAPITAL, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Loan Agreement]